UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2025

Surrozen, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39635	30-1374889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

171 Oyster Point Blvd Suite 400
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +1 (650) 489-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SRZN	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one-fifteenth of a share of Common Stock	SRZNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 24, 2025, Surrozen, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), with certain institutional and accredited investors (the “Purchasers”) relating to the issuance and sale to the Purchasers in a two-tranche private placement (the “Private Placement”) of Units (as defined below), each consisting of one share (a “Share”) of its common stock, par value $0.0001 per share (the “Common Stock”), or pre-funded warrant (“Pre-Funded Warrant”) to purchase shares of Common Stock in lieu thereof, and one half of a warrant to purchase shares of Common Stock (“Series E Common Warrant”).

The first tranche of the Private Placement closed on March 26, 2025 (the “First Closing”), pursuant to which the Company issued and sold to the Purchasers an aggregate of 6,586,415 Units, consisting of:

•
5,213,415 Shares (the “Share Units”);

•
Pre-Funded Warrants to purchase up to 1,373,000 shares of Common Stock (the “Pre-Funded Warrant Units”); and

•
accompanying Series E Common Warrants to purchase up to 3,293,207 shares of Common Stock.

The purchase price per Share Unit and per Pre-Funded Warrant Unit (collectively, the “Units”) was $11.60 and $11.5999, respectively, for aggregate gross proceeds of approximately $76.4 million, before deducting placement agent fees and other expenses payable by the Company. Each Pre-Funded Warrant has an exercise price of $0.0001 per share, is exercisable immediately and will not expire until exercised in full. The purchase price per Share Unit and Pre-Funded Warrant Unit includes $0.0625, in accordance with the rules and regulations of The Nasdaq Stock Market LLC, for the accompanying one half of a Series E Common Warrant. Each Series E Common Warrant has an exercise price of $11.54 per whole share, is exercisable immediately and expires five years from the date of issuance. No fractional shares will be issued upon exercise of the Series E Common Warrants. The initial closing included an election by certain Purchasers to purchase an aggregate of 551,921 Units subscribed for by such Purchasers in the second tranche at the First Closing.

In addition, the Purchasers committed to purchase an additional 8,499,821 Units at a purchase price of $11.60 per Share Unit and $11.5999 per Pre-Funded Warrant Unit, for gross proceeds of approximately $98.6 million, before deducting placement agent fees and other expenses payable by the Company, in a second closing (the “Second Closing”). The Second Closing is contingent upon the public announcement of the receipt of clearance from the U.S. Food and Drug Administration on or prior to October 31, 2026 of the Company’s Investigation New Drug Application for SZN-8141 (the “Second Closing Milestone”); provided, that the Second Closing may not occur prior to six months and one day following the First Closing. If the Company terminates its SZN-8141 program prior to October 31, 2026, then the Company is required to provide written notice to each Purchaser no later than two trading days following such termination (the “Termination Notice”). Each Purchaser will have the right, but not the obligation, for 30 calendar days following the receipt of the Termination Notice, upon written notice to the Company, to purchase the Units subscribed for by such Purchaser in the Second Closing. In addition, at any time prior to October 31, 2026 or the date of the Termination Notice (if earlier), in lieu of the requirement to purchase Units in the Second Closing, each Purchaser has the right, but not the obligation, upon five trading days’ prior written notice to the Company to purchase all (but not a portion) of the Units subscribed for by such Purchaser in the Second Closing (an “Optional Closing”).

If a Purchaser fails to purchase in full its subscribed for Units after the achievement of the Second Closing Milestone in the Second Closing, or previously at the First Closing or an Optional Closing, then the Series E Common Warrants issued to such Purchaser shall automatically be cancelled and cease to be exercisable.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company and the Purchasers, indemnification rights and other obligations of the parties.

The forms of the Securities Purchase Agreement, Pre-Funded Warrant and Series E Common Warrant are filed as Exhibits 10.1, 10.2, and 10.3 hereto, respectively. The foregoing descriptions of the terms of the Securities Purchase Agreement, Pre-Funded Warrant and Series E Common Warrant are qualified in their entirety by reference to such exhibits.

Registration Rights Agreement

In connection with the Private Placement, the Company entered into a Registration Rights Agreement, dated March 24, 2025, with the Purchasers (the “Registration Rights Agreement”), pursuant to which the Company has agreed to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) with the Securities and Exchange Commission (the “SEC”), covering the resale of the Shares and the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and the Series E Common Warrants no later than 30 calendar days following each of the closing date of the First Closing and Second Closing (and if there is no Second Closing, then November 30, 2026 so as to include any registrable securities issued at an Optional Closing), and to use reasonable best efforts to have a registration statement filed under the Registration Rights Agreement declared effective as promptly as possible after the filing thereof, and in any event no later than 90 calendar days (or 120 calendar days in the event of a “full review” by the SEC) following the closing date of the First Closing or Second Closing (or if there is no Second Closing, November 30, 2026), as the case may be.

The form of Registration Rights Agreement is filed as Exhibit 10.4 hereto. The foregoing description of the terms of the Registration Rights Agreement is qualified in its entirety by reference to such exhibit.

Amendment of Prior Warrants

In April 2024, in connection with a prior private placement, the Company issued, including to certain of the Purchasers, (i) Series A common stock warrants (“Series A Common Warrants”) to purchase up to 1,131,981 shares of Common Stock, (ii) Series B common stock warrants (“Series B Common Warrants”) to purchase up to 1,231,277 shares of Common Stock, (iii) Series C common stock warrants (“Series C Common Warrants”) to purchase up to 4,386,424 shares of Common Stock and (iv) Series D common stock warrants (“Series D Common Warrants”) to purchase up to 4,386,424 shares of Common Stock.

In connection with the Private Placement, all outstanding Series C common stock warrants and Series D common stock warrants were cancelled. In addition, the exercise price per warrant of all outstanding Series A common stock warrants was reduced from $15.50 to $11.54, except that the exercise price per warrant for such warrants held by members of management was reduced from $16.96 to $12.45, and the exercise price per warrant of all outstanding Series B common stock warrants was reduced from $14.25 to $11.54, except that the exercise price per warrant for such warrants held by members of management was reduced from $15.71 to $12.45.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Purchasers in the Securities Purchase Agreement, the offering and sale of the securities described above are being offered and sold in a private placement under Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, and have not been registered under the Securities Act, or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Tim Kutzkey as Class I Director

Upon the recommendation of the Nominating and Corporate Governance Committee, on March 26, 2025, Tim Kutzkey, Ph.D., was appointed to serve as a Class I director of the Company’s Board of Directors (the “Board”), until the earlier of the Company’s annual meeting of stockholders to be held in 2025, the appointment and qualification of his successor, or his death, resignation, or removal.

Dr. Kutzkey previously served on the Company’s Board from April 2016 until June 2024, as well as having served as the Company’s interim Chief Executive Officer from inception to April 2018. Dr. Kutzkey brings extensive business leadership experience across a broad range of roles and currently serves as Managing Partner of The Column Group, LLC, a venture capital partnership, where he has served in various roles since 2007. Prior to The Column Group, Dr. Kutzkey served as a scientist at Kai Pharmaceuticals, Inc. Dr. Kutzkey also serves on the board of directors of several privately-held biotechnology companies. Dr. Kutzkey obtained a Ph.D. in molecular and cell biology from the University of California, Berkeley and completed his undergraduate degree in biological sciences from Stanford University. We believe that Dr. Kutzkey’s scientific training and experience as a director of other biotechnology companies provide him with the qualifications and skills to serve as a director of the Company.

There is no arrangement or understanding between Dr. Kutzkey and any other person pursuant to which he was selected as a director, and there is no family relationship between Dr. Kutzkey and any of the Company’s other directors or executive officers.

Pursuant to and subject to the terms of our non-employee director compensation policy, Dr. Kutzkey will receive a $35,000 annual retainer for serving as a director. In connection with his appointment, Dr. Kutzkey was granted an initial stock option grant to purchase 2,666 shares of common stock with an exercise price of $10.66 per share, vesting ratably over 36 months, subject to Dr. Kutzkey’s continuous service as of each such date. At each annual stockholder meeting following which his respective term as a director continues, Dr. Kutzkey will be entitled to a stock option grant to purchase 1,333 shares of common stock, vesting upon the one-year anniversary of the grant date, subject to Dr. Kutzkey’s continuous service as of each such date.

In connection with his appointment to the Board, the Company will enter into its standard indemnification agreement with Dr. Kutzkey, the form of which was filed with the Securities and Exchange Commission on August 17, 2021 as Exhibit 10.8 to the Company’s Current Report on Form 8-K (File No. 001-39635).

Described below are transactions since January 1, 2024, and each currently proposed transaction, in which: the amounts involved exceeded or will exceed $120,000 and Dr. Kutzkey had or will have a direct or indirect material interest.

Research Collaboration Agreement with TCGFB, Inc.

In October 2024, Company entered into a strategic research collaboration with a privately-held company, TCGFB, Inc. (“TCGFB”) to discover antibody therapeutics targeting transforming growth factor beta, or TGF-β, for the potential treatment of patients with idiopathic pulmonary fibrosis. Under the terms of the agreement, the Company provides antibody discovery services for a period of up to two years. TCGFB will own all TGF-β product related intellectual property. In exchange for Company’s research services, TCGFB agreed to pay the Company a fixed monthly fee of up to $6.0 million in the aggregate, plus any third-party costs, and issued the Company a warrant exercisable for up to 3.4 million shares of TCGFB common stock at an exercise price of $0.0001 per share based on certain vesting conditions. TCGFB was founded and is controlled by entities affiliated with The Column Group, LLC of which Dr. Kutzkey currently serves as Managing Partner. Entities affiliated with The Column Group, LLC hold greater than 5% of the Company’s Common Stock.

Private Placements

March 2025

The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 5.02. The following table sets forth the aggregate number of Shares and Series E Common Warrants purchased by the listed entities in the first tranche of the Private Placement:

Name of Purchaser	Shares of Common Stock	Price Per Share Unit	Series E Common Warrants
Entities affiliated with The Column Group(1)	1,034,482	$11.60	517,241

____________________

(1) Entities affiliated with The Column Group own greater than 5% of the Company’s Common Stock. Dr. Kutzkey is a Managing Partner at The Column Group.

The following table sets forth the aggregate number of Shares and Series E Common Warrants to be purchased by the listed entities in the second tranche of the Private Placement:

Name of Purchaser	Shares of Common Stock	Price Per Share Unit	Series E Common Warrants
Entities affiliated with The Column Group(1)	1,551,724	$11.60	775,862

____________________

(1) Entities affiliated with The Column Group own greater than 5% of the Company’s Common Stock. Dr. Kutzkey, is a Managing Partner at The Column Group.

April 2024

In April 2024, the Company entered into a securities purchase agreement with certain institutional investors and management and issued and sold in a private placement: (i) 1,091,981 shares of Common Stock, (ii) pre-funded warrants to purchase up to 40,000 shares of Common Stock, and (iii) warrants to purchase up to 11,136,106 shares of Common Stock, for aggregate upfront net proceeds of approximately $16.0 million, after deducting placement agent fees and other expenses.

In March 2025, the Company agreed to reduce the exercise price of all of the Series A Common Warrants and Series B Common Warrants as indicated in the footnotes to the below table, and the holders of all the Series C Common Warrants and Series D Common Warrants agreed to cancel such warrants.

The following table sets forth the aggregate number of shares and warrants purchased by the listed entities in the private placement:

Name of Purchaser	Shares of Common Stock	Price Per Share Unit(2)	Series A Common Warrants		Series B Common Warrants		Series C Common Warrants		Series D Common Warrants
Entities affiliated with The Column Group(1)	193,548	$15.50	193,548	(3)	210,526	(4)	749,998	(5)	749,998	(5)

____________________

(1) Entities affiliated with The Column Group own greater than 5% of the Company’s Common Stock. Dr. Kutzkey is a Managing Partner at The Column Group.

(2) Includes $1.25 per share for the accompanying warrants to purchase shares of common stock.

(3) The exercise price of this warrant was originally $15.50 per share and was reduced to $11.54 in March 2025.

(4) The exercise price of this warrant was originally $14.25 per share and was reduced to $11.54 in March 2025.

(5) The exercise price of this warrant was $16.00 per share. These warrants were cancelled in March 2025.

Sublease Agreement with Nura Bio, Inc.

In April 2024, the Company entered into a related party transaction with Nura Bio, Inc. (“Nura Bio”) to sublease approximately 6,102 square feet of the Company’s office and laboratory space. The sublease term is on a month-to-month basis and the monthly base rent is approximately $35,000, escalating at 3% per annum. Nura Bio is also responsible for its share of real estate taxes, utilities and other operating expenses applicable to the subleased space. During the year ended December 31, 2024, the Company recognized sublease income of $0.4 million as reductions to operating expenses. Dr. Kutzkey serves as the chairman of the board of directors of Nura Bio. Dr. Kutzkey also serves as Managing Partner of The Column Group, LLC, which is the general partner of certain limited partnerships which are significant stockholders of Nura Bio. The Column Group, LLC holds greater than 5% of the Company’s Common Stock.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated March 24, 2025, by and among Surrozen, Inc. and each of the several Purchasers signatory thereto.
10.2	Form of Pre-Funded Warrant.
10.3	Form of Series E Common Warrant.
10.4	Form of Registration Rights Agreement, dated March 24, 2025, by and among Surrozen, Inc. and each of the several Purchasers signatory thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURROZEN, INC.

Date:	March 28, 2025	By:	/s/ Charles Williams
		Name: Title:	Charles Williams Chief Financial Officer and Chief Operating Officer